UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): August 30, 2022

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2022, Michael Silver, who currently serves as the Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of VAALCO Energy, Inc. (the “Company”), notified the Company of his intention to resign from the Company. In connection therewith, on August 30, 2022, the Company and Mr. Silver entered into an amendment (“Amendment”) to the Employment Agreement, dated May 22, 2021 between Mr. Silver and the Company to provide for a retention bonus payable to Mr. Silver subject to his remaining employed by the Company until the date (the “Retention Date”) that is five (5) calendar days after the earlier of (i) the consummation of the Arrangement Agreement dated as of July 13, 2022 by and among the Company, VAALCO Energy Canada ULC, an Alberta unlimited liability company, and TransGlobe Energy Corporation, an Alberta Corporation; (ii) the termination of the Arrangement Agreement in accordance with its terms; or (iii) a date as may be mutually agreed by the Company and Mr. Silver. The retention bonus is a cash amount equal to fifty percent (50%) of Mr. Silver’s base salary prorated for the period from January 1, 2022 to the Retention Date.

Item 8.01         Other Events.

On September 2, 2022, the Company issued a press release announcing Mr. Silver’s intention to resign. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: September 6, 2022
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller

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